Supplement dated September 14, 2022
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective August 31, 2022, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
•
Northern Lights Variable Trust - Probabilities VIT Fund: Class 1
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Equity	Northern Lights Variable Trust - Probabilities VIT Fund: Class 1 This Sub-Account is no longer available to receive transfers or new purchase payments effective August 31, 2022 Investment Advisor: Probabilities Fund Management, LLC	2.24%*	0.00%	2.24%	2.19%	4.14%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
2.
The Board of Trustees (the "Board") of Northern Lights Variable Trust (the "Trust"), the Board approved the liquidation (the "Liquidation") pursuant to which the Northern Lights Variable Trust – Probabilities VIT Fund: Class 1 (the "Fund") will be liquidated. The liquidation is expected to occur on or about October 21, 2022 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Fund will be transferred to the Invesco – Invesco V.I. Government Money Market Fund – Series I Shares.
•
After the Liquidation Date, any and all references to the Fund are deleted.
PROS-0680